UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 26, 2006

Language Line, Inc.

(Exact Name of Registrant As Specified In Charter)

Delaware	333-118753	20-0997805
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Lower Ragsdale Drive

Monterey, CA 93940

(Address of Principal Executive Offices, including Zip Code)

(877) 886-3885

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On October 26, 2006, Language Line, Inc. issued a press release announcing its financial results for the period ended September 30, 2006. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference. The information in this Current Report on Form 8-K, including Exhibit 99.1, shall be deemed “furnished” but not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(d) Exhibits. The following exhibit is being furnished as part of this Form 8-K:

Exhibit No.	Description

99.1	Press Release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Language Line, Inc. (Registrant)

/s/ Matthew T. Gibbs II
Date: October 26, 2006	Matthew T. Gibbs II
Chief Financial Officer and Director